UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2005

AVI BioPharma, Inc.
(Exact Name of Registrant as specified in its charter)

Oregon	0-22613	93-0797222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One S.W. Columbia, Suite 1105	97258
Address of Principal Executive Office	Zip Code

Registrant’s telephone number including area code (503) 227-0554

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On January 18, 2005, AVI BioPharma, Inc. issued a press release announcing the appointment of Joseph B. Horn as vice president of cardiology.  A copy of the press release is attached as Exhibit 99.1 to this report.

Note: The information contained in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.  Financial Statements and Exhibits

Exhibits

99.1. Press release dated January 18, 2005 announcing the appointment of Joseph B. Horn as vice president of cardiology.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized in the City of Portland, State of Oregon, on January 20, 2005.

AVI BioPharma, Inc.

By:	/s/ ALAN P. TIMMINS
Alan P. Timmins
President and Chief Operating Officer
(Principal Operating Officer)

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press release dated January 18, 2005 issued by AVI BioPharma, Inc.